EXHIBIT 23.1



                 Consent of Independent Public Accountant



     As independent public accountant, I hereby consent to the incorporation of my report included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 33-
72516, 333-80151, 333-48087.



                                        Paul C. Roberts, C.P.A.

Edgartown, Massachusetts
June 22, 1998

































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